                                                                   EXHIBIT 10.50
                                                                       (a-2)

                        ADVANCED MICRO DEVICES, INC.

                           SECRETARY'S CERTIFICATE

        The undersigned, Thomas M. McCoy, certifies that he is the Secretary of Advanced Micro Devices, Inc., a Delaware Corporation ("the Company"), and that, as such, he is authorized to execute this Certificate on behalf of the Company, and further certifies that the attached is a fair and accurate translation of the Supplemental Agreement to the Syndicated Loan Agreement dated February 6, 1998 between AMD Saxony Manufacturing GmbH and Dresdner Bank AG and Dresdner Bank Luxembourg SA and other financial institutions named therein as lenders.

        WITNESS the signature of the undersigned this 26th day of February, 1998.

                                        /s/ Thomas M. McCoy
                                        ---------------------------------
                                        Thomas M. McCoy
                                        Secretary

[COMPANY SEAL APPEARS HERE]

                                                             EXHIBIT 10.50 (a-2)


ENGLISH VERSION OF THE LEGALLY BINDING GERMAN LANGUAGE SUPPLEMENTAL AGREEMENT, PREPARED FOR CONVENIENCE ONLY. NOT A TRANSLATION.



                             SUPPLEMENTAL AGREEMENT
                                6 FEBRUARY 1998

                                    between

                         AMD SAXONY MANUFACTURING GMBH

                                      and

                                DRESDNER BANK AG

                                      and

                   THE OTHER BANKS AND FINANCIAL INSTITUTIONS
                                  NAMED HEREIN

                                      AND

                         DRESDNER BANK LUXEMBOURG S.A.


                    ________________________________________

                                     TO THE

                           SYNDICATED LOAN AGREEMENT

                                     DATED

                                 11. MARCH 1997
                    ________________________________________



                     Doser Amereller Noack/Baker & McKenzie

                                   Frankfurt


*CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

                                     INDEX
                                     -----


                                   Schedules

Schedule 1  Supplemental Agreement to Sponsors' Support Agreement
Schedule 2  Supplemental Agreement to AMD Saxonia Wafer Purchase Agreement
Schedule 3  Project Budget
Schedule 4  Management Plan
Schedule 5  Supplemental Agreement to Sponsors' Loan Agreement
Schedule 6  Legal Opinion O'Melveny & Myers LLP
Schedule 7  Legal Opinion O'Melveny & Myers LLP
Schedule 8  Legal Opinion Norr Stiefenhofer Lutz
Schedule 9  Legal Opinion Doser Amereller Noack / Baker & McKenzie
Schedule 10 Legal Opinion Feddersen Laule Scherzberg & Ohle Hansen Ewerwahn
Schedule 11 65/35 Guaranty Amendment Decision
Schedule 12 Maximum 65/35 Guaranty Amount
Schedule 13 Supplemental Agreement to the AMD Saxonia Hedging Agreement

                             SUPPLEMENTAL AGREEMENT
                             ----------------------
                                       TO
                                       --
                   SYNDICATED LOAN AGREEMENT OF 11 MARCH 1997
                   ------------------------------------------

                                    between


1. AMD SAXONY MANUFACTURING GMBH, Dresden, registered in the Commercial Register of the Dresden County Court HRB 13186,

                                    - hereinafter referred to as "AMD Saxonia" -



2.   DRESDNER BANK AG in Dresden,

                            - hereinafter also referred to as "Security Agent" -


3. The other Banks and financial institutions set out on the signatory pages to this Supplemental Agreement,

                                            - the parties referred to at 2 and 3
                        hereinafter each referred to as a "Bank" or together as the "Banks", as the case may be -


and

4.   DRESDNER BANK LUXEMBOURG S.A..

                   - hereinafter also referred to as "Agent" or "Paying Agent" -



                                    PREAMBLE
                                    --------

1. On 11 March 1997, AMD Saxonia, Dresdner Bank AG (in its capacity as "Agent" and "Security Agent"), the Banks and Dresdner Bank Luxembourg S.A. (in its capacity as "Paying Agent") entered into a syndicated loan agreement (hereinafter "Loan Agreement") providing for credit facilities in an aggregate total amount of DM 1.650.000.000 for the purpose of the partial financing of the Project Costs more particularly set out therein. On 1 July 1997, Dresdner Bank AG transferred its rights and obligations as Agent to Dresdner Bank Luxembourg S.A. pursuant to (S) 22.11 of the Loan Agreement.

2. As a result of ongoing developments in the production of microprocessors and the presently anticipated conversion of the production process from aluminium based metallisation to copper and the assumption of a US$ exchange rate of DM 1.80 instead of the original notional exchange rate of DM 1.45 on which the original Management Plan was based, the projected total investment costs of DM 2,430,000,000 on which the terms of the Loan Agreement were based have increased by DM 687,000,000 to a total amount of DM 3,117,000,000.

3. On 26 September 1997, AMD Inc. made available to AMD Saxonia an amount of US$ 34,000,000 as an additional subordinated loan pursuant to Section 2.4 of the Sponsors' Loan Agreement. The aforesaid additional subordinated loan of US$ 34,000,000 will not be taken into account in satisfaction of the obligations of AMD Inc. to make available to AMD Saxonia, via AMD Holding equity in the form of ordinary share capital in an aggregate amount of DM 217,500,000 and the obligations of AMD Inc. and/or AMD Holding to make subordinated loans or additional equity contribution in cash to the reserves of AMD Saxonia in an aggregate amount of DM 290,000,000 pursuant to the Sponsors' Support Agreement and the Sponsors' Loan Agreement. In addition, the entire remaining additional projected financing costs will be financed solely by AMD Inc. by way of equity or additional subordinated loans to be made available to AMD Saxonia in an amount of US$ 70,000,000 (which may be made available in either DM or US$) and by the cash flow expected to be generated through AMD Inc.'s off-take and reimbursement obligations under the AMD Holding and AMD Saxonia Wafer Purchase Agreements and the AMD Holding and AMD Saxonia Research, Design and Development Agreements.

4. In the light of the circumstances and agreements referred to above, the parties have agreed to changes to the Loan Agreement on the terms and conditions more particularly set out below.

1.1 Terms and expressions defined in the Loan Agreement shall have the same meaning when used in this Supplemental Agreement, unless the context requires otherwise.

1.2 Unless the context requires otherwise, any reference to an Operative Document or a Project Agreement shall be a reference to such Document or Agreement as it shall have been, or from time to time be, amended, varied, reissued, replaced, novated or supplemented in accordance with its terms, including pursuant to this Supplemental Agreement.


                                     (S) 2
                        AMENDMENTS TO THE LOAN AGREEMENT

The Loan Agreement will be amended as more particularly set out below. The Loan Agreement shall remain in force in all other respects.

2.1 In the introduction immediately before the Preamble, under item number 2, ""Agent" and" shall be deleted and under item number 4, after "as", there shall be added "the Agent or the" and after "Paying Agent" there shall be added ", as the case may be".

2.2 In para. 2 of the Preamble, "estimated by AMD Saxonia, AMD Holding and AMD Inc. (together the "AMD Companies") at DM 2,430,000,000" shall be deleted and shall be replaced by "originally estimated by AMD Saxonia, AMD Holding and AMD Inc. (together the "AMD Companies") at DM 2,430,000,000 and now increased to DM3,117,000,000".

2.3 In para. 3 of the Preamble, the first sentence shall be deleted and replaced by the following:

           "On 26 September 1997, AMD Inc. made available to AMD Saxonia an amount of US$ 34,000,000 as a subordinated loan pursuant to Section
           3.5 of the Sponsors' Support Agreement and Section 2.5 of the Sponsors' Loan Agreement. In addition, AMD Inc. has made available to AMD Saxonia, via AMD Holding, equity in the form of ordinary share capital in an aggregate amount of DM 217,500,000. Furthermore AMD Inc. and/or AMD Holding has undertaken to make subordinated loans to or, in the case of AMD Holding, additional equity contributions in cash to the reserves of AMD Saxonia in an aggregate amount of the DM equivalent of US$ 200,000,000 (at least DM 290,000,000) and an additional amount equal to, or the equivalent of, US$ 70,000,000 (which amount may be made available to AMD Saxonia by way of loan in either Dollars or Deutsche Marks and may be carried by AMD Saxonia as a Deutsche Mark denominated liability notwithstanding the currency in which it is made available to AMD Saxonia)."

2.4 In (S) 1.1, the definition of "Banking Day" shall be replaced by the following:

           "each day on which banks are generally open for business in London, Frankfurt am Main, Dresden and Luxembourg."

2.5 In (S) 1.1, at the end of the definition of "Guaranty Decision" the full stop shall be replaced by a comma and there shall be added as a new paragraph "and the Memorandum of Understanding ("Gemeinsame Feststellungen") of 19 February 1997, the Amendment Decision of 12 December 1997 and the letter from C&L Deutsche Revision AG dated 5 January 1998," after the words "in the edition dated 1993 F 12.10.1990".

2.6 In (S) 1.1, in the definition of "Cost Overrun", "initial" shall be deleted.

2.7  In (S) 4.1.1, the following changes shall be made:

     (i)   the first sentence will be replaced as follows:

           "4.1.1 Advances shall be made up to the cumulative limit in each Project Phase set out in the Drawdown Schedule in accordance with the Project Schedule which limit shall not, however, without the prior written consent of the Guarantor, be greater than the maximum guaranty amount for any calendar year prescribed by the Guarantor pursuant to Schedule 63."


     (ii)  the second paragraph will be replaced as follows:

           "Drawdowns in any Project Phase are permitted only in the amount of Project Costs which have been incurred during the same Project Phase, as the same are documented by invoices and other supporting evidence to be furnished together with the Drawdown Notice, as required below. Drawdowns in a current Project Phase are however permitted in respect of Project Costs which are shown to have been incurred in respect of an invoice for goods or services performed or delivered, submitted in the last thirty days prior to the end of a prior
           Project Phase and which have been included in full in the first Drawdown Notice of such current Project Phase."

2.8  (S) 5.1.4 shall be replaced by the following:

           "5.1.4 Receipt of an extract from the Land Register confirming that AMD Saxonia has been registered in the Register as the owner of parcels referred to as nos. Folio 851 parcels nos. 150/2, 121/2, 122, 123, 124, 125/2, 126, 127, 128/2, 129/3, 130, 131, 132, 133/1, 134,
           135, 136, 137, 138, 139, 140, 141, 142, 143, 143a, 144, 145, 146,
           147, 148, 149, 151/2, 152, 153, 154/2, 155, 156, 157, 158, 159,
           160/1, 160/2, 161, 162, 694/1 in the County Court of Dresden von Wilschdorf and that the land charge to be granted in accordance with
           (S) 8.1.6 has been registered and that there are no prior registered charges."

2.9  In (S) 5.1.6, the following amendments shall be made:

     (i)   para. (xii) shall be replaced by the following:

           "(xii) copies, certified by a lawyer as true copies, of Material Equipment Supply Contracts and Material Service Contracts (to the extent executed as at the date of the initial Drawdown Notice), including relevant Consents and Agreements in the form set out in

           Schedule 40, Annex 3 of Schedule 49 or in such other form as the
           -----------             -----------
           Agent has consented to as well as all other Consents and Agreements required in accordance with the Security Documents in the form set out in Schedules 49 and 55;"
                  ------------     --

     (ii) para (xvi) shall be replaced by the following:

           "(xvi) confirmation in writing from the State Ministry of Saxony for Economics and Labour that it has received a Letter from the European Commission confirming its non-objection to the interest subsidies to be paid under the Subsidy Agreements."


2.10 (S) 5.1.15 shall be replaced by the following:

           "5.1.15 The Technical Advisor has received the Plans and Specifications in form and substance satisfactory to the Technical Advisor and the Agent has received confirmation in writing, to that effect."

2.11 In (S) 5.2.5 "certified copy" shall be deleted and replaced with "a copy certified by a lawyer".

2.12 (S) 6.9 shall be replaced by the following:

     "6.9 All payments to be made by AMD Saxonia to the Banks pursuant to the terms of this Loan Agreement shall at all times be made to the Paying Agent's account no. 0809580200 with Dresdner Bank in Frankfurt or such other account as may be specified by the Paying Agent on the relevant due date. The Security Agent is hereby also authorised to debit the relevant amounts due from AMD Saxonia's [***] with the Security Agent in Dresden on or after the due date and to pay the same to the Agent for distribution to the individual Banks. Payments made otherwise than in accordance with this provision shall not constitute good discharge in favour of AMD Saxonia".

2.13 In (S) 7.1, "2006" shall be deleted and shall be replaced by "2005".

2.14 In (S) 7.2, the repayment schedule shall be deleted and replaced by the following repayment schedule:

------------------------------------------------------------------------------------------
INSTALMENTS                                        PERCENTAGE OF THE AGGREGATE PRINCIPAL
                                                  AMOUNT OF THE FACILITIES OUTSTANDING AT
                                                     THE END OF THE AVAILABILITY PERIOD
                                                            PURSUANT TO (S) 4.2
------------------------------------------------------------------------------------------
first and second instalment                      6.50 % each
------------------------------------------------------------------------------------------
third and fourth instalment                      13.50 % each
------------------------------------------------------------------------------------------
fifth and sixth instalment                       14.25 % each
------------------------------------------------------------------------------------------
seventh and eighth instalment                    10.50 % each
------------------------------------------------------------------------------------------
ninth and tenth instalment                       5.25 % each
-------------------------------------------------------------------------------------------

2.15    (S) 8.1.6 shall be replaced by the following:

           "8.1.6 a first priority land charge over real property registered in the Land Registry of the Dresden County Court, Dresden von Wilschdorf parcels numbers Folio 851 parcels nos.150/2, 121/2, 122, 123, 124, 125/2, 126, 127, 128/2, 129/3, 130, 131, 132, 133/1, 134, 135, 136,
           137, 138, 139, 140, 141, 142, 143, 143a, 144, 145, 146, 147, 148,
           149, 151/2, 152, 153, 154/2, 155, 156, 157, 158, 159, 160/1, 160/2,
           161, 162, 694/1 of AMD Saxonia in respect of an amount of DM 1,650,000,000 together with interest in an amount of 15 % per annum together with a lump sum payment in an amount of 5 % of the total charge amount as an immediately enforceable charge without prior charges in Section III of the Register in favour of the Security Agent together with a personal acknowledgement of enforceability by AMD Saxonia to be granted in the form set out in Schedule 43;"
                                                            -----------

2.16 In (S) 15.1.5, the second sentence will be replaced as follows:

           "For this purpose, "Opinion Reservations" means limitations on the enforceability of legal documents which are subject to German law or the law of the U.S.A. or one of its states to the extent that in respect of these


*** CONFIDENTIAL TREATMENT IS REQUESTED FOR THE MARKED LANGUAGE
           circumstances qualifications are expressly made in the legal opinions which are to be furnished to the Agent pursuant to (S) 5.1.11 and which are to be approved by the Agent."

2.17 (S) 16.2.6, shall be replaced by the following:

     "16.2.6  AMD Saxonia will furnish to the Agent:

(i) within ten (10) Banking Days after the end of each calendar month a status report relating to the progress of construction in the form set out in

     Schedule 8; and
     ----------

(ii) a Statement as to the Use and Source of Funds in accordance with Schedule
                                                                      --------
     16  as follows:
     --

     (a) within ten (10) Banking Days after the end of each quarter and within ten (10) Banking Days after the end of each Project Phase, signed by the Project Manager; and

     (b) within thirty (30) Banking Days after the end of each quarter and within thirty (30) Banking Days after the end of each Project Phase, signed by the Auditor,

PROVIDED THAT the Project Manager shall be entitled to furnish to the Agent an update of the Statement as to the Use and Source of Funds delivered by it under (S) 16.2.6 (ii) (a) no later than the time of delivery of the Auditor's Statement referred to in (S) 16.2.6 (ii) (b) above."

     2.18  [Corresponding change to (S) 19.2 in the English text not necessary]

     2.19  In (S) 19.3, "and assets" shall be inserted after "securities" and in
(S) 19.6 "and securities" shall be deleted and replaced by "securities and assets".


     2.20 In (S) 19.4, the first sentence shall be deleted and replaced by the following sentence:

     "If the balance standing to the credit of the Project Accounts (excluding the reserve account) after 1 January, 1999 and before Completion, exceeds in the aggregate an amount of DM 20,000,000, on the first day on which banks are open for business in Dresden in the months January, April, July and October of each year, AMD Saxonia shall transfer all amounts in excess thereof on such date to a reserve account to be maintained with the Security Agent until the amount standing to the credit of the reserve account reaches an amount of DM 72,500,000 (Minimum Reserve Amount), whereby AMD Saxonia shall be obliged to comply always with all agreed terms of payments, except as otherwise agreed with the Agent."

     2.21  In (S) 21.2, the following changes shall be made:

(i)  in para. (ix) "4.2, 4.3" shall be added after "Sections 4.1,"; and

(ii) there shall be included after para. (ix) the following new para:

     "(x) If AMD Inc. undertakes a "Stock Offering" within the meaning of the Sponsors' Support Agreement in the Fiscal Year 1998 and, if permitted under the Indenture referred to in (S) 21.2 (xvi) of this Agreement (without utilizing any of the provisions contained in the first proviso to Section 4.07 (iv) thereof), AMD Inc. fails to contribute the full amount of the "Class C Sponsors Loans" within the meaning, of the Sponsors' Support Agreement forthwith following receipt of proceeds from the "Stock Offering" referred to above; the events referred to in (ix) above shall remain unaffected."

All references throughout the Loan Agreement to paras (x) to (xxviii) shall be changed accordingly. In addition, para "(x)" shall be added to sentence 2 of the last paragraph of (S) 21.2.

     2.22  In (S) 21.2 (xxiii), "DM 2,430,000,000 by more than 30 %" shall be deleted and shall be replaced by "DM 3,846,000,000".

     2.23  In (S) 26, the first two sentences shall be replaced as follows:

     "The Banks are not entitled prior to Completion to assign, whether in whole or in part, their rights under this Agreement. Assignments and sub-participations to affiliated companies within the meaning of (S) 15 of the Stock Corporation Act are permitted at any time-to the extent not made by a Bank in Germany to an enterprise outside Germany, as well as assignments to third parties following termination of this Agreement."


2.24 In (S) 27.7, the address of IKB Deutsche Industriebank AG shall be deleted and replaced by the following new address:

     "Wilhelm-Botzkes-Strasse 1
     40474 Dusseldorf
     z. Hd. Frau Maria Bissinger, Telefax: 0211-8221-2957
                  Frau Petra Burggraf, Telefax: 0211-8221-2746"

2.25  Schedule 6 (Project Budget) will be replaced in its entirety by
Schedule 3 to this Supplemental Agreement.

2.26  In Schedule 7 (Project Schedule/Project Phases), the following
         ----------
changes shall be made in para. 1 ( First Project Phase: Planning Accepted), the
                                  ---------------------------------------
number "300,000" shall be deleted and shall be replaced by "250,000" and "0.25 microns migrating to" shall be deleted in para. 6 (Project Phase: Technical
                                                   ------------------------
Completion) third paragraph, "75,000" shall be deleted and shall be replaced by
----------
"62,500"

2.27  In Schedule 9 ([Scheduled Project Phase] Technical Completion
         ----------
Certificate (Obligors)), the following changes shall be made:

(i) in para. 5 para. (i) "450" shall be deleted and shall be replaced by "375";

(ii) in the penultimate paragraph, "75,000" shall be deleted and shall be replaced by "62,500".

2.28  In Schedule 10 ([Scheduled Project Phase] Technical Completion
         -----------
Certificate (Technical Advisor)), the following changes shall be made:

(i) in para. 3 sub-para. (i) "450" shall be deleted and shall be replaced by "375";

(ii) in the penultimate paragraph of para. 3, "75,000" shall be deleted and shall be replaced by "62,500".

2.29  In Schedule 11 (Financial Completion (Obligors)), para 6, "DM 2,000
         -----------
(two thousand Deutsche Marks" shall be deleted and shall be replaced by "DM 2,900 (two thousand nine hundred Deutsche Marks)" and "75,000" shall be deleted and shall be replaced by "62,500".

2.30  In Schedule 12 (Financial Completion Certificate (Banks' Auditor)),
         -----------
in para. 3 "DM 2,000 (two thousand Deutsche Marks)" shall be deleted and shall be replaced by "DM 2,900 (two thousand nine hundred Deutsche Marks)" and "75,000" shall be deleted and shall be replaced by "62,500".

2.31  Schedule 14 (Management Plan) shall be replaced in its entirety by
      -----------
Schedule 4 to this Supplemental Agreement.

2.32  In Schedule 16, to following change shall be made:
         -----------

(i) footnote 1 shall be replaced by the following:

"1 Delete if not applicable; the Statement as to the Use and Source of Funds shall be furnished by the Project Manager within ten Banking Days and by the Auditor within thirty Banking Days after the end of a calendar quarter/Project Phase, provided that the Project Manager shall be entitled to submit an update of the Statement as to the Use and Source of Funds submitted by it no later than the time of delivery of the Auditor's Statement"; and

(ii) on the signatory page, "Ernst & Young Wirtschaftsprufungsgesellschaft mbH" shall be replaced by "Hanscomb GmbH" and vice versa.

2.33 In Schedule 17, para 2, under the heading "Financial Covenants" the following changes shall be made:

(i)  (S) 2.1 shall be deleted and replaced by the following:

"2.1 MINIMUM TANGIBLE NET WORTH

The Tangible Net Worth shall not at the end of any Fiscal Year be less than the amounts set out below:

END OF A  FISCAL YEAR   AMOUNT IN DM MILLION

27 December 1998                380
26 December 1999                700
31 December 2000                750
30 December 2001                800
29 December 2002                850
28 December 2003                875
26 December 2004                900
25 December 2005                925"

(ii) (S) 2.2 shall be deleted and shall be replaced by the following:

"2.2 MAXIMUM CAPITAL EXPENDITURE

Capital Expenditure shall not exceed within any Fiscal Year the amount set out below opposite that Fiscal Year by more than 125 %. The DM equivalent amount of the US$ amounts set out below which will apply in each Fiscal Year, as determined at the beginning of such Fiscal Year shall be based on the average of the spot exchange rate over the preceding two Fiscal Quarters, as shown on Reuters Screen page FXGF.


FISCAL YEAR ENDING      AMOUNT IN US$ MILLION

29 December 2002                51
28 December 2003                51
26 December 2004                76
31 December 2005               101"

(iii) In (S) 2.3, "26 March 2006", "25 June 2006", "24 September 2006" and
     "31 December 2006" as well as the numbers corresponding to such periods under "Interest Cover Ratio" shall be deleted without replacement;

(iv) In (S) 2.4, "26 March 2006", "25 June 2006", "24 September 2006" and
     "31 December 2006" as well as the numbers corresponding to such periods under "Debt Service Cover Ratio" shall be deleted without replacement;

(v) in (S) 2.5 "Maximum Inventory Turnover" the number "57" shall be deleted and replaced in each case by the number "58" and the Fiscal Quarters "26 March 2006", 25 June 2006", "24 September 2006" and "31 December 2006" and each of the corresponding numbers in the column headed "Inventory Turnover" shall be deleted.

2.34 Schedule 24 shall be supplemented by the inclusion of the Memorandum of Understanding ("Gemeinsame Feststellungen") dated 19 February 1997, the Guarantors' Amendment Decision of 12 December 1997 and the letter of C&L Deutsche Revision AG dated 5 January 1998, each in the form of Schedule 11.

2.35 There shall be included the contents of Schedule 11 as a new Schedule 63 (Maximum 65/35 Guaranty Amount).

2.36 All references to Dresdner Bank AG in its capacity as Agent and its address shall henceforth be changed to corresponding references to Dresdner Bank Luxembourg S.A. and its address.


                                     (S) 3
                              CONDITION PRECEDENT

3.1 This Supplemental Agreement is subject to the condition precedent that the following conditions are satisfied in full and the Agent has confirmed to the Banks in writing that it has received the documents referred to in (S)(S)
3.1.1 to 3.1.16 inclusive. The form and content of the documents described in
(S)(S) 3.1.4, 3.1.5, 3.1.6, 3.1.7, 3.1.15 and 3.1.16 must be satisfactory to the
Agent. The documents referred to in (S)(S) 3.1.1 to 3.1.8 inclusive, whose effectiveness may not be conditional (save for conditions relating to the execution of this Supplemental Agreement) must be executed in legally binding form:

3.1.1 Supplemental Agreement to the Sponsors' Support Agreement, in the form set out in Schedule 1;
                     ----------

3.1.2 Supplemental Agreement to the AMD Saxonia Wafer Purchase Agreement, in the form set out in Schedule 2, together with a written consent from AMD
                       ----------
Inc.;

3.1.3 Supplemental Agreement to the Sponsors' Loan Agreement, in the form set out in Schedule 3;
           ----------

3.1.4 written confirmation by AMD Inc. relating to the continuing enforceability of the AMD Inc. Guaranty dated 11 March 1997;

3.1.5 written confirmation by the Sponsors relating to the continuing enforceability of the Sponsors' Guaranty dated 11 March 1997;

3.1.6 the Fourth Amendment to the "AMD Inc. 1996 Bank Credit Agreement" within the meaning of the Sponsors' Support Agreement;

3.1.7 written confirmation of acceptance from AMD Inc. and AMD Saxonia relating to the Amendment Decision of the Guarantors dated 12 December 1997;

3.1.8 Supplemental Agreement to the AMD Saxonia Hedging Agreement dated 11 March 1997;

3.1.9 an opinion addressed to the Board of Directors of AMD Inc. of a recognized first class US financial advisory firm, confirming that the transactions contemplated by the supplemental agreements to the Operative Documents referred to above and the Operative Documents (as thereby amended) to which AMD Inc. is a party are, taken as a whole, fair to AMD Inc. from a financial point of view;

3.1.10 legal opinion of O'Melveny & Myers LLP counsel to AMD Inc., in the form set out in Schedule 7 relating to the Senior Secured Note Indenture dated as of August 1, 1996 referred to in (S) 15.1.13 of the Loan Agreement and the Credit Agreement dated as of July 19, 1996 also referred to in that section;

3.1.11 legal opinion of O'Melveny & Myers LLP legal counsel to the AMD Companies, in the form set out in Schedule 7;
                                  ----------

3.1.12 legal opinion of Norr, Stiefenhofer & Lutz legal counsel to the AMD Companies, in the form set out in Schedule 8;
                                  ----------

3.1.13 legal opinion of Doser Amereller Noack / Baker & McKenzie legal counsel to the Agent and the Banks, in the form set out in Schedule 9;
                                                           ----------

3.1.14 legal opinion of Feddersen Laule Scherzberg & Ohle Hansen Ewerwahn legal counsel to the Agent and the Banks, in the form set out in Schedule 10;
                                                                 -------- --

3.1.15 Confirmation of the Insurance Advisor confirming in particular that AMD Saxonia maintains insurances in accordance with (S) 17.8 of the Loan Agreement and Schedule 22 of the Loan Agreement; and
              -----------

3.1.16 confirmation in writing from the Technical Advisor that the Technical Advisor has received updated Plans and Specifications, the contents of which are satisfactory to the Technical Advisor.


                                     (S) 4
                         REPRESENTATIONS AND WARRANTIES

4.1   AMD Saxonia hereby represents and warrants to the Banks as follows:

4.1.1 AMD Saxonia and AMD Holding have taken all necessary steps and have obtained all necessary approvals to enter into legally binding obligations under this Supplemental Agreement and the Supplemental Agreements to the Operative Documents referred to in (S)(S) 3.1.1 to 3.1.8 inclusive and to exercise their rights arising thereunder.

4.1.2 The execution of this Supplemental Agreement and the supplemental agreements to the Operative Documents referred to in (S)(S) 3.1.1 to 3.1.8 inclusive by AMD Saxonia, AMD Holding and AMD Inc. and the compliance by each of them of their obligations thereunder and the exercise by each of them of their rights thereunder:

           (i) do not violate any provision of applicable law, any judgment or any requirements or approvals of any authority or the like or contractual obligations applicable to any of the AMD Companies;

           (ii) will not result in the termination or acceleration of any other respective obligations of the AMD Companies;

          (iii) will not result in an obligation of any of them to create or grant any security in favour of any third party, save as contemplated in the Security Documents or in the Loan Agreement (as amended by this Supplemental Agreement).

4.1.3 All Operative Documents entered into by the AMD Companies referred to in (S)(S) 3.1.1 to 3.1.8 inclusive constitute the legally valid and binding obligations of AMD Saxonia, AMD Holding and AMD Inc. respectively, enforceable in accordance with their terms subject to the Opinion Reservations. For this purpose, "Opinion Reservations" means limitations on the enforceability of legal documents which are subject to German law or the law of the U.S.A. or one of its states to the extent that in respect of these circumstances qualifications are expressly made in the legal opinions which are to be furnished to the Agent pursuant to (S)(S) 3.1.10 to 3.1.14 inclusive and which are to be approved by the Agent.


                                     (S) 5
                                 MISCELLANEOUS

5.1 This Supplemental Agreement forms part of the Loan Agreement. All references in the Loan Agreement and in the Operative Documents together with statements relating hereto, apply in the same manner to this Supplemental Agreement.

5.2 This Supplemental Agreement and all documents referred to herein shall be deemed to be Operative Documents within the meaning of the Loan Agreement.


Frankfurt am Main _________ 1998



AMD SAXONY MANUFACTURING GMBH

__________________________________
Managing Directors   (Geschaftsfuhrer)



DRESDNER BANK AG
(as Security Agent and Bank)

_____________________________________

Other Banks:


KREDITANSTALT FUR WIEDERAUFBAU

_____________________________________

_____________________________________


DG BANK DEUTSCHE GENOSSENSCHAFTSBANK

____________________________________

____________________________________



L-BANK, LANDESKREDITBANK BADEN-WURTTEMBERG

_____________________________________



SACHSEN LB LANDESBANK SACHSEN GIROZENTRALE

____________________________________

____________________________________



BAYERISCHE LANDESBANK GIROZENTRALE

____________________________________



HYPOBANK INTERNATIONAL S.A.

____________________________________

____________________________________


BHF-BANK AKTIENGESELLSCHAFT

_____________________________________



COMMERZBANK AKTIENGESELLSCHAFT, Dresden Branch

_____________________________________

_____________________________________



DSL BANK DEUTSCHE SIEDLUNGS-UND LANDESRENTENBANK

_____________________________________

_____________________________________



HAMBURGISCHE LANDESBANK -GIROZENTRALE -

_____________________________________

______________________________________



IKB DEUTSCHE INDUSTRIEBANK AG

_____________________________________

_____________________________________



LANDESBANK RHEINLAND-PFALZ -GIROZENTRALE -

_____________________________________

_____________________________________

LANDESGIROKASSE OFFENTLICHE BANK UND LANDESSPARKASSE

_____________________________________



ABN AMRO BANK (DEUTSCHLAND) AG, Frankfurt

____________________________________



CREDITANSTALT AG
(previously CREDITANSTALT-BANKVEREIN)

____________________________________

____________________________________



THE SUMITOMO BANK, LIMITED, Dusseldorf Branch

____________________________________

____________________________________



DRESDNER BANK LUXEMBOURG S.A.
(as Agent and Paying Agent)

____________________________________